                              Rembrandt Funds(R)

                      Supplement dated January 1, 1997 to
                        Prospectus dated April 30, 1996

This Supplement dated January 1, 1997 supersedes and replaces any existing supplements to the Prospectus. This Supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

     Effective January 1, 1997, the name of the Global Fixed Income Fund (the "Fund") was changed to the International Fixed Income Fund to better reflect the Fund's orientation to non-U.S. issuers. As a result of this change, the following paragraph relating to the Fund's investment policies replaces the seventh paragraph on page 27 of the prospectus:

          The International Fixed Income Fund will invest as fully as feasible (at least 65% of its assets) in investment quality fixed income securities of issuers in at least three of the following countries: Austria, Australia, Belgium, Canada, Switzerland, Germany, Denmark, Spain, Finland, United Kingdom, Italy, Ireland, Japan, Luxembourg, The Netherlands, Sweden, New Zealand, France and Norway.

--------------------------------------------------------------------------------

     Effective January 1, 1997, because of the merger of LaSalle National Trust, N.A. with and into LaSalle National Bank, all references to LaSalle National Trust, N.A. throughout the Prospectus should be read as reference to LaSalle National Bank.

--------------------------------------------------------------------------------

     Due to a reorganization involving the Advisor and its direct and indirect parent companies, the second and third paragraph on page 36 of the Prospectus is hereby replaced with the following information regarding the Advisor:

          LaSalle Street Capital Management, Ltd. was organized in March, 1991 under the laws of the State of Delaware. The Advisor manages assets for common and collective trusts, corporations, unions, governments, insurance companies and charitable organizations and provides investment advisory services to LaSalle National Bank.

          As of December 31, 1996, the Advisor became a direct, wholly-owned subsidiary of ABN AMRO North America, Inc., which is an indirect wholly-owned subsidiary of ABN AMRO Holding N.V., a Netherlands company.

--------------------------------------------------------------------------------

     The sixth paragraph on page 30 of the Prospectus is hereby replaced with the following paragraph in order to clarify the investment policies of the Tax-Exempt Money Market Fund:

          The Tax-Exempt Money Market Fund invests at least 80% of its total assets in eligible securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from federal income tax (collectively, "Municipal Securities"). In pursuing this policy, the Fund may purchase municipal bonds, municipal notes, tax-exempt commercial paper rated in the two highest short-term rating categories by an NRSRO in accordance with SEC regulations at the time of investment or, if unrated, determined by the Advisor to be of comparable quality, and shares of tax exempt money market funds.

--------------------------------------------------------------------------------

     At a meeting on September 20, 1996, the Board of Trustees of the Rembrandt Funds(R) (the "Trust") approved a new category of investors eligible for a sales charge waiver. In connection with this addition, the following disclosure is added to the Eligibility for Reduced Sales Charge, Other Circumstances section on page 17 of the Trust's prospectus:

     "; and (xi) existing customers of LaSalle National Bank and its banking affiliates."

--------------------------------------------------------------------------------

     The first paragraph under The Administrator section on page 37 of the Prospectus should be replaced with the following:

          "SEI Fund Resources (the "Administrator"), a Delaware business trust, provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation ("SEI"), is the owner of all beneficial interest in the Administrator."

--------------------------------------------------------------------------------

     The "OPTIONS," "STOCK INDEX FUTURES," "SWAPS, CAPS, FLOORS AND COLLARS" and "WHEN-ISSUED AND DELAYED DELIVERY SECURITIES" sections of the Description of Permitted Investments and Risk Factors have been revised to remove the requirement that any segregated account maintained by the Trust in connection with these investments contain high grade debt securities.

--------------------------------------------------------------------------------

     Effective September 1996, the Portfolio Manager for the Intermediate Government Fixed Income Fund and Limited Volatility Fixed Income Fund is Mark W. Karstrom and the

Portfolio Manager for the Tax-Exempt Fixed Income Fund and the fixed income portion of the Balanced Fund is Charles H. Self, III. The seventh and eighth paragraphs on page 36 of the Prospectus should be replaced with the following:

                "Mark W. Karstrom, Vice President of the Advisor, has served as portfolio manager for the Intermediate Government Fixed Income Fund and the Limited Volatility Fixed Income Fund since September, 1996. Mr. Karstrom joined the Advisor in August 1996. He served as Vice President, Portfolio Manager with Norwest and a predecessor firm from May 1985 to July 1996.

                "Charles H. Self, III, Senior Vice President of the Advisor, has served as portfolio manager for the Fixed Income Fund since October
        1995 and the Tax-Exempt Fixed Income Fund and the fixed income portion of the Balanced Fund since September 1996. Mr. Self joined the Advisor in October 1995. He served as a Vice President with CSI Asset Management from December 1988 to July 1995."


        Effective June 1996, the Portfolio Manager for the Manager for the Global Fixed Income Fund is Rogier Crijns. The fifth paragraph on page 37 under the heading "The Sub-Advisor" of the Prospectus should be replaced with the following:

                "Mr. Rogier Crijns, an officer of the Sub-Advisor, has served as portfolio manager for the Global Fixed Income Fund since June 1996. Mr. Crijns has worked as a portfolio manager within the ABN AMRO network since 1990."

      ------------------------------------------------------------------

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE






                                       3